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                                                        Exhibit 10.23

                                    SUPERGEN, INC.

                                 AMENDMENT NO. 1 TO
                     CONVERTIBLE SECURED NOTE, OPTION AND WARRANT
                                  PURCHASE AGREEMENT


     This amendment (the "Amendment") is entered into as of March 17, 1999 among SuperGen, Inc., a Delaware corporation (the "Company"), and Tako Ventures, LLC, a California limited liability company ("Tako").

                                      BACKGROUND

     A. The Company and Tako are parties to that certain Convertible Secured Note, Option and Warrant Purchase Agreement dated June 17, 1997 (the "Purchase Agreement").

     B. Section 5.2 of the Purchase Agreement provides that until the occurrence of certain events, the Company shall not cause or permit the aggregate number of shares of Common Stock issued or issuable under all Stock Plans (as such term is defined in the Purchase Agreement) to exceed 12% of the Company's Total Equity Securities (as such term is defined in the Purchase Agreement) (the "Percentage Limitation").

     C. The Company believes the Stock Plans play a key role in the Company's ability to recruit, reward and retain executives, directors and key employees and that increasing the Percentage Limitation will add value to the Company and, therefore, to the Company's stockholders, including but not limited to Tako.

     D. The Company and Tako desire to amend Section 5.2 of the Purchase Agreement to increase the Percentage Limitation from 12% to 15%.

                                      AGREEMENT

     NOW, THEREFORE, in consideration for the premises and covenants set forth in this Amendment, the parties agree as follows:

     1. AMENDMENT TO SECTION 5.2 OF PURCHASE AGREEMENT. Section 5.2 of the Purchase Agreement is hereby amended to read in its entirety as follows:

          "5.2.   STOCK PLANS.  Until the earlier of the seventh anniversary of the date of this Agreement or such time as Purchaser no longer owns, either outright or pursuant to rights to acquire, at least five percent (5%) of the Common Stock of the Company on either a primary or fully diluted basis, the Company shall not cause or permit the aggregate number of shares of Common Stock issued or issuable under all Stock Plans to exceed fifteen percent (15%) of the Company's Total Equity Securities. Any waiver by Purchaser of this fifteen percent (15%) limit shall constitute a like modification of the fifteen percent (15%) limitation referenced in Section 1.2(c)(i)."

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     2.   EFFECTIVENESS.  This Amendment is effective as of March 8, 1998.

     3.   MISCELLANEOUS.

          (a) SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of the parties and their respective successors, administrators, executors, representatives and heirs.

          (b) ENTIRE AGREEMENT. This Amendment constitutes an amendment to and a modification of the Purchase Agreement. Except as expressly amended or modified hereby, the Purchase Agreement shall continue in full force and effect in accordance with the provisions thereof as of the date hereof and are hereby ratified and confirmed in all respects.

          (c) GOVERNING LAW. This Amendment shall be governed in all respects by the internal laws of the State of California.

          (d) COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.











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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                                        SUPERGEN, INC.


                                        By: /s/ Joseph Rubinfeld
                                           -----------------------------------
                                        Title: Chief Executive Officer
                                              --------------------------------

                                        TAKO VENTURES, LLC

                                        By:  CEPHALOPOD CORPORATION, Member


                                        By: /s/ Philip Simon
                                           -----------------------------------
                                        Title: President
                                              --------------------------------






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